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                                                                   EXHIBIT 10.40

                        FIFTH LOAN MODIFICATION AGREEMENT

        THIS FIFTH LOAN MODIFICATION AGREEMENT ("Amendment") is entered into as of the 22nd day of March, 2002 by and between BIG BUCK BREWERY & STEAKHOUSE, INC., a Michigan corporation, f/k/a Michigan Brewery, Inc. ("Borrower"), and WAYNE COUNTY EMPLOYEES' RETIREMENT SYSTEM, a body politic of the State of Michigan ("Lender").

                                    RECITALS:

        WHEREAS, on or about February 4, 2000, Lender (i) acquired certain loans to Borrower from Bank One, Michigan ("BANK ONE"), formerly known as NBD Bank, a Michigan banking corporation (collectively, the "BANK ONE LOANS"),
(ii) restructured and consolidated the Bank One Loans ("RESTRUCTURED LOAN"), and
(iii) made an additional $5,876,114.74 loan to Borrower ("NEW LOAN").

        WHEREAS, the Restructured Loan is evidenced by that certain Amended, Restated and Consolidated Convertible Note dated February 4, 2000 in the principal amount of $1,623,885.26 given by Borrower in favor of Lender ("CONSOLIDATED NOTE").

        WHEREAS, the New Loan is evidenced by that certain 10% Convertible Secured Promissory Note Due February 2003 dated February 4, 2000 in the principal amount of $5,876,114.74 given by Borrower in favor of Lender ("CONVERTIBLE NOTE").

        WHEREAS, on or about August 21, 2000, Lender made an additional loan to Borrower in the principal amount of $1,500,000 ("Texas Loan"), which Texas Loan was evidenced by a Promissory Note in the principal amount of $1,500,000 dated August 21, 2000 given by Borrower in favor of Lender ("Texas Note"; and the Consolidated Note, the Convertible Note and the Texas Note, as amended, are hereinafter collectively referred to as the "NOTES"), and in connection therewith entered into a Loan Modification Agreement and various other loan and security documents executed in connection therewith (collectively, the "FIRST MODIFICATION DOCUMENTS").

        WHEREAS, on or about October 20, 2000 but effective as of October 1, 2000, Borrower and Lender entered into that certain Second Loan Modification Agreement pursuant to which, among other things, Lender agreed to extend the term of the Consolidated Note until October 1, 2002, and Borrower executed and delivered an Allonge to the Consolidated Note and various other loan and security documents executed in connection therewith (collectively, the "SECOND MODIFICATION DOCUMENTS").

        WHEREAS, on or about February 20, 2001 Borrower and Lender entered into that certain Third Loan Modification Agreement pursuant to which Lender agreed to extend the term of the (i) Consolidated Note to February 1, 2003 and
(ii) Texas Note to no later than February 1, 2003, and, in connection therewith, Borrower executed and delivered a Second Allonge to the Consolidated Note ("SECOND ALLONGE") and an Allonge to the Texas Note ("TEXAS ALLONGE") and various other loan and security documents executed in connection therewith (collectively, the "THIRD MODIFICATION DOCUMENTS").

        WHEREAS, on March 15, 2001, Borrower and Lender entered into that certain Fourth Loan Modification Agreement pursuant to which, among other things, Lender issued an unconditional and irrevocable letter of credit to Crestmark Bank ("Crestmark") in the amount of $1,000,000 ("CRESTMARK LETTER OF CREDIT"), to secure Borrower's obligations with respect to a $1,000,000 line of credit provided by Crestmark to Borrower and various other loan and security documents executed in connection therewith (collectively, the "FOURTH MODIFICATION DOCUMENTS").

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        WHEREAS, the Notes are secured or evidenced by:

            (i) Mortgage (Future Advance) dated April 25, 1995 given by Borrower to Bank One, as recorded in Liber 586, Page 112, Otsego County Records, as amended by Amendment dated
                   July 28, 1995, as recorded in Liber 591, Page 139, Otsego County Records, as assigned to Lender by Assignment of Mortgage dated February 4, 2000, as recorded in Liber 749, Page 302, Otsego County Records, as amended by that certain Second Amendment to Mortgage dated February 4, 2000, as recorded in Liber 749, Page 309, Otsego County Records, as amended by that certain Third Amendment to Mortgage dated August 21, 2000, as recorded in Liber 772, Page 001, Otsego County Records, as amended by that certain Fourth Amendment to Mortgage dated as of October 20, 2000 but effective as of October 1, 2000, as recorded in Liber 0777, Page 844 Otsego County Records, and as further amended by that certain Fifth Amendment to Mortgage dated March 15, 2001, as recorded in Liber 794, Page 165, Otsego County Records (as amended, the "GAYLORD MORTGAGE"), which Gaylord Mortgage encumbers certain real property owned by Borrower in the City of Gaylord, Otsego County, Michigan ("GAYLORD PROPERTY");

            (ii) Mortgage dated February 4, 2000, given by Borrower in favor of Lender as recorded in Liber 21160, Page 389, Oakland County Records, as amended by that certain First Amendment to Mortgage dated effective as of August 21, 2000 as recorded in Liber 21788, Page 775, Oakland County Records, as amended by that certain Second Amendment to Mortgage dated
                   October 20, 2000 but effective as of October 1, 2000 as recorded in Liber 21952, Page 742, Oakland County Records, and as further amended by that certain Third Amendment to Mortgage dated March 15, 2001, as recorded in Book 22485, Page 281, Oakland County Records (as amended, "LEASEHOLD MORTGAGE"), encumbering Borrower's leasehold interest in certain real property located in the City of Auburn Hills, Oakland County, Michigan ("AUBURN HILLS PROPERTY");

            (iii) Common Stock Purchase Warrant dated February 4, 2000 executed by the Borrower;

            (iv) Subscription and Investment Representation Agreement for 10% Convertible Secured Promissory Note due February 2003 by and between Lender and Borrower;

            (v) Security Agreement dated February 4, 2000 executed by Lender and Borrower;

            (vi) Limited Partnership Interest Pledge and Security Agreement dated February 4, 2000 executed by Lender and Borrower;

            (vii) Stock Pledge and Security Agreement dated February 4, 2000 executed by Lender and Borrower;

            (viii) an Assignment of Real Estate Leases and Rents dated
                   July 28, 1995, recorded in Liber 591, Page 144, Otsego County Records given by Borrower in favor of Bank One, as assigned to Lender by Assignment of Real Estate Leases and Rents dated February 4, 2000, as recorded in Liber 0749, Page 305, Otsego County Records and as amended (as amended, the "ASSIGNMENT");

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            (ix)   Loan Agreement dated July 28, 1995 by and between Borrower and Bank One, as assigned to Lender;

            (x) Assignment of Note dated as of August 21, 2000 by and between Borrower and Lender;

            (xi) Continuing Guaranty dated March 31, 1995 and Continuing Guaranty dated July 28, 1995, from William F. Rolinski ("GUARANTOR") to Bank One, as assigned to Lender and as ratified (collectively, the "ORIGINAL GUARANTEES"); and

            (xii) UCC Financing Statements and other loan documents with respect to the Notes and the documents executed in connection with the Bank One Loan.

(All of the documents described in this recital as amended by the First Modification Documents, the Second Modification Documents, the Third Modification Documents and the Fourth Modification Documents are hereinafter collectively referred to as the "ORIGINAL LOAN DOCUMENTS".)

        WHEREAS, on February 28, 2002, Lender made a bridge loan to Borrower in the amount of $500,000 to cover unpaid real property taxes on its Michigan properties ("ADVANCE").

        WHEREAS, Borrower requested, and Lender agreed, to permit Borrower to obtain a loan from United Bank and Trust ("UNITED Bank") in the amount of $5,000,000 ("UNITED BANK LOAN") to, among other things, repay the Advance and to repay the Crestmark Line of Credit and other items, as more particularly described on EXHIBIT A attached hereto ("USES").

        WHEREAS, as security for the United Bank Loan, Lender has agreed to either (i) issue an unconditional and irrevocable Letter of Credit in favor of United Bank for the account of Borrower in the amount of $5,000,000.00 or
(ii) provide cash collateral for the United Bank Loan in the amount of $5,000,000 ("WCERS COLLATERAL").

        WHEREAS, Borrower has represented to Lender that it shall use the proceeds of the United Bank Loan to pay the items listed on EXHIBIT A attached hereto ("USES").

        WHEREAS, in connection with Lender providing the WCERS Collateral for the benefit of Borrower, the Borrower is executing and delivering to Lender this amendment.

        NOW, THEREFORE, as consideration of the foregoing it is hereby agreed that:

        1. RECITALS. The recitals set forth above are incorporated herein by reference and shall form a part of this Agreement.

        2. MODIFICATIONS. Subject to all the terms and conditions set forth in this Agreement, Lender is agreeing, INTER ALIA, to permit the Borrower to obtain the United Bank Loan and provide the WCERS Collateral to United Bank for the benefit of Borrower as security for the United Bank Loan.

(For convenience, the modification referred to in this Paragraph 2 is hereinafter referred to as the "MODIFICATIONS".)

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        3. BORROWERS ACKNOWLEDGEMENTS. As of March 20, 2002, there was (i)
$1,603,187.30 in principal owing under the Consolidated Note, (ii) $5,809,598.48 in principal owing under the Convertible Note and (iii) $1,500,000.00 in principal owing under the Texas Note, plus accrued but unpaid interest, costs and expenses and other obligations provided in the Loan Documents (all such obligations of Borrower to Lender are hereinafter collectively referred to as the "OBLIGATIONS"). The Obligations are due and owing Lender without setoff, recoupment, defense, deduction, counterclaim, credit, allowance or adjustment, whether in law or equity, of any kind or nature.

        4.  MODIFICATION OF DOCUMENTS.

           (a) AMENDMENT TO GAYLORD MORTGAGE. The Gaylord Mortgage and Assignment shall be amended by a Sixth Amendment to Mortgage dated as the date hereof to evidence the fact that the Gaylord Mortgage also secures the United Bank Reimbursement Obligations (as herein defined), in substantially the form of EXHIBIT B attached hereto;

           (b) AMENDMENT TO LEASEHOLD MORTGAGE. The Leasehold Mortgage shall be amended by a Fourth Amendment to Mortgage dated as of the date of this Agreement to evidence the fact that the Leasehold Mortgage secures the United Bank Reimbursement Obligations, in substantially the form of EXHIBIT C attached hereto;

           (c) GRAND RAPIDS MORTGAGE. Borrower shall execute and deliver to Lender a first priority mortgage ("GRAND RAPIDS MORTGAGE") on Borrower's leasehold interest in its Grand Rapids Big Buck Brewery & Steakhouse operations ("GRAND RAPIDS LOCATION"), in substantially the form of EXHIBIT D attached hereto.

           (d) GUARANTY AND INDEMNIFICATION. Guarantor shall execute and deliver to Lender a Guaranty and Indemnification Agreement in substantially the form of EXHIBIT E ("New Guaranty") attached hereto, pursuant to which Guarantor shall guaranty and indemnify Lender with respect to the United Bank Reimbursement Obligations; provided, however, the aggregate obligations of Guarantor with respect to the Original Guaranties and the New Guaranty, shall be limited to $5,000,000 plus Enforcement Costs, as defined in the New Guaranty.

           (e) Borrower shall, within 10 days of the date hereof, provide Lender with an estoppel letter in substantially the form of EXHIBIT F attached hereto executed by Borrower's landlord at the Grand Rapids location.

           (f) MISCELLANEOUS. All such other documents and agreements reasonably required by Lender to effectuate the provisions of this Agreement.

(For convenience, this Agreement and all other documents executed in connection herewith are sometimes hereinafter collectively referred to as the "FIFTH MODIFICATION DOCUMENTS"; and the Original Loan Documents and the Fifth Modification Documents are sometimes hereinafter collectively referred to as the "LOAN DOCUMENTS".)

        5.  UNITED BANK REIMBURSEMENT OBLIGATIONS.

           (a) In the event the WCERS Collateral shall be drawn upon by United Bank, Borrower shall immediately pay to Lender in the immediately available U.S. funds at the principal office of Lender or as otherwise directed by Lender the full amount of all funds paid to United Bank under the WCERS Collateral.

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           (b) Borrower hereby agrees to pay and to indemnify, defend and hold
Lender harmless against all amounts, damages, liabilities, costs, expenses and/or losses arising from or connected in any way with respect to, without limitation, the following:

                (i) Borrower's failure to pay and perform under this Amendment and/or the other Loan Documents evidencing and securing the United Bank Reimbursement Obligations;

                (ii)  Any drawing against the WCERS Collateral by United Bank;

                (iii) Any amounts advanced by Lender to protect and preserve the
                      WCERS Collateral and/or any collateral securing the United Bank Reimbursement Obligations and/or the issuance of the Letter of Credit;

                (iv) Any action taken by Lender to prevent any draw against the WCERS Collateral by United Bank;

                (v) Any breach of any representation or warranty contained in this Amendment and the Loan Documents evidencing or securing the Notes;

                (vi) Any other event related to the United Bank Reimbursement Obligations or the WCERS Collateral;

           (c) All amounts due Lender hereunder shall be paid by Borrower when due. In the event Borrower fails to timely make such payments, Borrower agrees to pay interest and all amounts paid by and payable to Lender under this Paragraph 5 at a rate per annum equal to the highest default rate permitted under the Notes. All interest due under this Paragraph 5 shall accrue on the basis of a 360-day year.

           (d) Borrower further indemnifies, defends and holds Lender harmless from any losses, damages, liabilities, costs and expenses incurred by Lender in enforcing Lender's rights under this Paragraph 5, including, without limitation, reasonable attorneys' fees.

           (e) The obligations of Borrower under this Paragraph 5 (collectively, the "UNITED BANK REIMBURSEMENT OBLIGATIONS") are absolute and unconditional, subject to no condition precedent whatsoever and are subject to no off-set, defense, claim or other diminution of value by reason of any claim or defense Borrower may have against Lender now or in the future. Lender may release any or all security for the obligations and liabilities securing the United Bank Reimbursement Obligations, without in any way affecting or releasing the obligations or liabilities of Borrower. Borrower waives demand, presentment, notice of dishonor and protest. Borrower agrees Lender shall not be liable for any delay under this Paragraph 5 nor shall Lender be liable under any obligation to take any action with respect to any security interest granted to Lender in connection with the WCERS Collateral and/or this Paragraph 5, including, without limitation, any obligation to file, record or re-file or re-record, and/or to maintain or establish the validity, priority or enforceability of its rights into the collateral.

           (f) Lender may receive and apply all payments received from Borrower with respect to the United Bank Reimbursement Obligations against all obligations of Borrower to Lender under any of the Loan Documents in any order of priority selected by Lender.

           (g) All of the collateral securing the Obligations shall secure the Reimbursement Obligations, and a default by Borrower with respect to the Obligations shall be a default by Borrower

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with respect to the United Bank Reimbursement Obligations, and a default by
Borrower with respect to the United Bank Reimbursement Obligations shall be a default by Borrower with respect to the Obligations.

        6. REPRESENTATIONS, WARRANTIES, AGREEMENTS AND COVENANTS OF BORROWER. The Borrower represents, warrants and covenants to Lender that:

           (a) Borrower is a corporation duly organized and validly existing under the laws of the State of Michigan and is qualified to conduct its business in Texas; and

           (b) Borrower has the full power and authority to execute and deliver this Agreement and the Fifth Modification Documents, which has been duly authorized by all necessary corporate action of Borrower. This Agreement is valid, binding and enforceable in accordance with its terms.

           (c) Borrower acknowledges and agrees that all proceeds of the United Bank Loan shall be deposited in an account ("ACCOUNT") to which Lender shall be a required signatory to all withdrawals from said Account.

           (d) Borrower shall not, without the prior written consent of Lender, use any of the United Bank Loan proceeds for any purpose other than to pay the Uses set forth in EXHIBIT A attached hereto.

        7. CONDITIONS PRECEDENT. It is a condition precedent of Lender to provide the WCERS Collateral that it shall have approved all documents, in its sole discretion, to be executed by the Borrower and/or Lender in connection with the United Bank Loan.

        8.  COSTS, EXPENSES, AND FEES.

           (a) Borrower agrees to pay all Modification costs, fees and expenses of Lender's attorney and all out of pocket costs of Lender.

           (b) Borrower will pay to Lender an annual fee in the amount of $2,500.00 ("WCERS COLLATERAL FEE") in connection with Lender providing the WCERS Collateral on behalf of Borrower. The WCERS Collateral Fee shall be deemed earned and payable upon the execution of this Amendment.

        9. DOCUMENTS CONTINUE. Except as expressly modified and amended by the terms of this Amendment, all of the terms and conditions of the Loan Documents remain in full force and effect and are hereby ratified, confirmed and approved. If there is an express conflict between the terms of this Amendment and the terms of the Loan Documents, the terms of this Amendment shall govern and control.

        10. IMPAIRMENT OF COLLATERAL. The execution and delivery of this amendment in no manner shall impair or affect any other security (by endorsement or otherwise) for the Obligations. No security taken heretofore or hereafter security for the Obligations or the Reimbursement Obligations shall impair in any manner or affect this amendment. All present and future additional security is to be considered as cumulative security.

        11. DEFAULT. A default under any of the terms of this Amendment shall be a default under each of the Loan Documents and a default under any of the Loan Documents shall be a default under this Amendment.

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        12. MISCELLANEOUS.

           (a) This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof and may be modified or amended only by a writing signed by the parties to be charged.

           (b) This Amendment is governed by the internal laws of the State of Michigan (without regard to conflicts of the law of principles).

           (c) This Amendment may be executed in counterparts, each of which shall be deemed an original, but together they shall constitute one and the same instrument, and facsimile copies of signatures shall be treated as original signatures for all purposes.

           (d) This Amendment is binding on, and inure to the benefit of, the parties hereto and their respective successors and assigns.

           (e) If any provision of this Amendment is in conflict with any applicable statutes or rule of law or otherwise unenforceable, such offending provision shall be null and void only to the extent of such conflict or unenforceability, but shall be deemed separate from and shall not invalidate any other provision of this Amendment.

                         [SIGNATURE BLOCK ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                                 BIG BUCK BREWERY & STEAKHOUSE,
                                                 INC.,
                                                 a Michigan corporation,
                                                 (f/k/a Michigan Brewery, Inc.)

                                                 By: /s/ William F. Rolinski
                                                     -----------------------
                                                        William F. Rolinski
                                                     Its: President

                                                              "Borrower"

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STATE OF MICHIGAN       )
                        )SS
COUNTY OF_______________)

        On this ____ day of March, 2002, before me appeared William F. Rolinski as the President of Big Buck Brewery & Steakhouse, Inc., a Michigan corporation, f/k/a Michigan Brewery, Inc., on behalf of the corporation.

                                        Print name: ____________________________
                                        Notary Public, __________ County, ______
                                        My commission expires___________________

                                                          [SEAL]

             [SIGNATURE PAGE FOR FIFTH LOAN MODIFICATION AGREEMENT]

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                        WAYNE COUNTY EMPLOYEES'
                                        RETIREMENT SYSTEM,
                                        a body politic of the State of Michigan

                                        By: /s/ Ronald Yee
                                            --------------
                                        Print name: Ronald Yee
                                            Its: Director

                                                             "Lender"

STATE OF MICHIGAN       )
                        )ss.
COUNTY OF WAYNE)

        The foregoing instrument was acknowledged before me this ____ day of March, 2002 by __________________, the _________________ of Wayne County
Employees' Retirement System, on behalf of the Lender.

                                        Print name: ____________________________
                                        Notary Public, __________ County, ______
                                        My commission expires___________________
                                                               [SEAL]

Exhibits:
      A  -  Uses
      B  -  Sixth Amendment to Mortgage
      C  -  Fourth Amendment to Mortgage
      D  -  Grand Rapids Mortgage
      E  -  Guaranty and Indemnification Agreement
      F  -  Landlord Estoppel Letter

             [SIGNATURE PAGE FOR FIFTH LOAN MODIFICATION AGREEMENT]